UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 28, 2012

Intellicell Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-49388	91-1966948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

30 East 76th Street, 6th Floor, New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 249-3050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 28, 2012, Intellicell Biosciences, Inc., a Nevada corporation (the “Company”) issued a press release regarding the receipt of a warning letter (the “Warning Letter”) from the Food and Drug Administration (the “FDA”) on March 14, 2012. The Warning Letter was related to an inspection of the Company conducted between November 8 and December 12, 2011.  The Company responded to the FDA on April 2, 2012.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

99.1	Press Release, dated March 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC.

Date: April 3, 2012	By:	/s/ Dr. Steven Victor
Dr. Steven Victor
Chief Executive Officer

3